SECURITIES AND EXCHANGE COMMISSION

                    WASHINGTON, D. C. 20549




                            FORM 8-K

             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): September 22, 1997



                   BECKMAN INSTRUMENTS, INC.
      ------------------------------------------------------
      (Exact Name of Registrant as Specified in its Charter)



                            Delaware
           ---------------------------------------------
          (State or other Jurisdiction of Incorporation)



     001-10109                               95-104-0600
------------------------          --------------------------------
(Commission File Number)          IRS Employer Identification No.)



2500 Harbor Boulevard, Fullerton, CA                    92834-3100
-------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)



                         (714) 871-4848
                    -----------------------------
                    Registrant's Telephone Number



Item 5.   Other Events
          ------------

     On September 22, 1997, Beckman Instruments, Inc. issued a press release pursuant to Securities and Exchange Commission
(SEC) Rule 135c(d) announcing its plans to issue approximately $400 million in debt securities in an offering pursuant to SEC Rule 144A. The proceeds will be used to fund a tender offer for the company's outstanding 7.05% debentures, due in 2026, and reduce other borrowings. Details concerning the tender offer and the offering of the debt securities will be announced in the near future.


Item 7.   Exhibits
          --------

    99.   Press Release, Beckman Announces Plans for Debt
          Offering, Fullerton, California, September 22, 1997.





                           SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   BECKMAN INSTRUMENTS, INC.


                                   By D. K. WILSON
                                      Dennis K. Wilson
                                      Vice President, Finance
                                      and Chief Financial Officer


Dated:  September 23, 1997



                         EXHIBIT INDEX

                         FORM 8-K


Exhibit
Number
-------

  99.          Press Release, Beckman Announces Plans for Debt
          Offering, Fullerton, California, September 22, 1997.